First BanCorp (NYSE: FBP) Investor Presentation June 12, 2008

This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, the deteriorating economic conditions in Puerto Rico, interest rate risk relating to the secured loans to Doral Financial Corporation ("Doral") and R&G Financial Corporation ("R&G Financial"), the continued repayment by Doral and R&G Financial of their outstanding loans, the impact of the consent order with the Federal Reserve Bank of New York on the Corporation's future operations and results, the Corporation's ability to continue to implement the terms of the consent order, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the ability to fund operations, changes in the interest rate environment, the deteriorating regional and national economic conditions, including the risks arising from credit and other risks of the Corporation's lending and investment activities, particularly the condo conversion loans in its Miami Agency, any need to classify additional loans as non-performing loans as a result of the deterioration in the economic conditions of Puerto Rico or the U.S. market or for other reasons, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements. Disclaimer

Agenda Management Team Recent Events Corporate Overview Geographic and Business Overviews Puerto Rico Florida Eastern Caribbean Treasury/Liquidity Asset Quality Capital Position Stock Performance 2008 and Beyond

LUIS M. BEAUCHAMP - CHAIRMAN AND CHIEF EXECUTIVE OFFICER Joined First BanCorp in 1990, was named President, CEO and Board Member in September 2005 Prior to 2005, he was Chief Lending Officer & SEVP of the Wholesale Banking area including Commercial, Construction, and Real Estate businesses Prior to First BanCorp he worked for more than 20 years in Chase Manhattan Bank occupying various leaderships positions across various markets AURELIO ALEMAN - SEVP, CHIEF OPERATING OFFICER AND BOARD MEMBER Joined First BanCorp in 1998, was named SEVP, COO and Board Member in September 2005 Prior to 2005, he was EVP of Consumer Banking and Auto Financing, President of FirstBank Insurance Agency, Money Express and First Leasing and Rental Corp. Previously, he spent 17 years at Citibank and Chase Manhattan Bank obtaining a broad banking experience working in the US, Puerto Rican and international banking markets in various credit, risk, operations and technology leadership roles FERNANDO SCHERRER - EVP AND CHIEF FINANCIAL OFFICER Joined First BanCorp in 2006 as CFO Co-Founder and Managing Partner of Scherrer Hernandez a public accounting and consulting firm, from 2000-06 Prior to this position, he was Senior Audit Manager at PricewaterhouseCoopers LLP Has over 15 years of financial and accounting experience in financial services, insurance, retail and education industries LAWRENCE ODELL - EVP, GENERAL COUNSEL AND SECRETARY OF THE BOARD OF DIRECTORS Joined First BanCorp in February 2006 Has over 25 years of experience in specialized legal issues related to banking, corporate finance and international corporate transactions Management Team

NAYDA RIVERA - EVP AND CHIEF RISK OFFICER Joined First BanCorp in 2002 and was named SVP & Chief Risk Officer in April 2006 and EVP in January 2008 Has more than 12 years of combined work experience in public company, auditing, accounting, financial reporting, internal controls, corporate governance, risk management and regulatory compliance RANDOLFO RIVERA - EVP AND WHOLESALE AND COMMERCIAL BANKING EXECUTIVE EVP in charge of corporate banking, middle market, international, government and institutional, structured finance and cash management businesses since June 1998 Prior to FirstBanCorp, he led the real estate, commercial mortgage and merchant banking business for Chase Manhattan Bank EMILIO MARTINO - EVP AND CHIEF LENDING OFFICER Joined First BanCorp in May 2002 and has been the Chief Lending Officer and EVP of FirstBank since October 2005 Prior to that he was the Chief Credit Officer of the bank VICTOR BARRERAS - SVP AND TREASURER Joined FirstBank in 2006 Has over 14 years of experience in the field of investments, including fixed-income portfolio manager Is a Financial Analyst charter holder (CFA) Management Team

Recent Events

Recent Events February 2007: Unwinding of substantial portion of mortgage-related transactions with RG Financial August 2007: Completed capital infusion through private placement offering with Scotiabank for $94.8mm in common stock August 2007: Resolution of stockholder's class action lawsuit and SEC settlement September 2007: Commenced the restructuring of the investment portfolio to improve liquidity and capital November 2007: Becoming current with the financial reporting requirements of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE") for the years 2005, 2006 and 2007 November 2007: Lifting of Cease & Desist Orders imposed by the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico ("OCIF") April 2008: Held annual Stockholder's Meeting on April 29, 2008

Accomplishments Increased or sustained market share in all retail and commercial business segments Growth of $353 millions in core deposits since end of 2007 Expanded FIA credit card issuance alliance to Virgin Islands Acquired VICB community bank with $ 59 million in assets and $56 million in deposits Developed new key strategic initiative, Business Rationalization which has identified in excess of $10 million in potential business opportunities and cost reductions corporate wide Completed voluntary separation initiative achieving 90% of target employees Significantly strengthened organization's capabilities in enterprise risk management, finance, accounting, legal, compliance and several business units

Corporate Overview

Highlights As of March 31, 2008: Total assets of $18.1billion Among the three largest financial holding companies headquartered in Puerto Rico and within the 50 largest bank holding companies in the US* Highly diversified financial services company operating with strong corporate, commercial, consumer, mortgage and auto lending businesses, as well as insurance, consumer finance and auto rental operations Leading bank in terms of assets in the US Virgin Islands and British Virgin Islands Expanding franchise in southern Florida Total of 185 branches, stand-alone offices and in-branch service centers, as well as 137 ATM machines More than 430,000 retail and commercial customers Approximately 3,000 full time employees * Source: Federal Reserve

Legal Organizational Chart



First BanCorp
First BanCorp Overseas Branch (IBE)
FirstBank International Branch/ Miami Agency (IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
Ponce General
FirstBank Florida
First Leasing and Rental
First Federal Finance (d/b/a Money Express)
FirstMortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:
- IBE: International Banking Entity
- Organizational chart shows the Corporation's main business entities

11

Geographic Footprint

* On a tax equivalent basis Selected Financial Data

3 month LIBOR decreased by more than 200 basis points in the first quarter of 2008 Net interest margin improved 26 basis points during the same period Strong capital and liquidity positions support the operations through this period of weak economic conditions which are not expected to improve through 2008 Mar 2008 Dec 2007 Dec 2006 Dec 2005 Dec 2004 Net Interest Margin Net Interest Margin 3.09% 2.83% 2.84% 3.23% 3.37% Selected Financial Data (cont.) Net Interest Margin Detail

FirstBank Puerto Rico First Leasing and Rental-a vehicle leasing and daily rental company with 7 offices in Puerto Rico First Federal Finance (d/b/a Money Express)-a small-loan consumer finance company with 38 offices in Puerto Rico FirstMortgage-a residential mortgage loan origination company with 37 offices within FirstBank branches and at stand alone sites FirstBank Overseas-an International Banking Entity under the International Banking Entity Act of Puerto Rico First Insurance Agency USVI-an insurance agency with 2 offices that sell insurance products in the US Virgin Islands First Express USVI -a small loan, consumer finance company with 4 offices FirstBank Miami Loan Agency - a Miami based loan agency offering construction and commercial loans (consolidated within FirstBank Puerto Rico) FirstBank Insurance Agency An insurance agency with 11offices in Puerto Rico FirstBank Florida A full banking services company with 9 branches and 2 offices in Miami-Dade, Broward and Central Florida areas Business Overview

Total Assets 2006 2007 1Q08 ($ in millions) 17390 17186 18149 ($ in millions) * As of March 31, 2008

Loan Portfolio * Includes Finance Leases ** Commercial loans to other financial institutions collateralized by mortgages *** As of March 31, 2008 Portfolio Composition*** Total $12,081 ($ in millions)

Total Deposits 2006 2007 1Q08 Retail 11004 11034 11639 Commercial ($ in millions) Retail* Commercial CD's Brokered 0.16 0.06 0.14 0.64 Includes escrow accounts and uposted ** As of March 31, 2008

Total Deposits Detail ($ in millions)

Puerto Rico

Puerto Rico Footprint Dark Green: Municipalities where FBP is present

Puerto Rico Market Share 4Q07 1Q08 Market Position Branches 8.44% 8.44% 4th Deposits Total Deposits 16.25% 17.11% 3rd Total Deposits (Net of Brokered) 7.70% 8.39% 4th Savings & CD's (w/o brokered, IRA & Keogh) 7.93% 8.01% 5th Brokered CD's 27.96% 30.45% 2nd Government Deposits 5.28% 5.85% 3rd Loans Corporate $5MM or more 27.27% 31.39% 1st Commercial, $250M- $5MM 9.61% 9.82% 2nd Commercial, Less than $250M 20.39% 18.93% 2nd Commercial Real Estate 11.00% 12.72% 3rd Construction 10.94% 11.17% 4th Auto Loan 17.06% 16.76% 2nd Leasing 22.61% N/A Personal Loans 12.03% 12.13% 3rd Small Loan Company (unsecured) 10.25% 10.55% 4th Source: Commissioner of Financial Institutions of the Commonwealth of PR Market position as of December 31, 2007.

Puerto Rico Customers

Puerto Rico Wholesale Banking Diverse Wholesale Banking business with corporate, commercial banking, government & construction segments with strong pipeline and broad product offering for its larger corporate customer base Products include financing, capital markets, business management services and specialized services (including cash flow and asset-based transactions) 31% share and the #1 position for commercial, agricultural and industrial loans of $5 million or more and #3 in the government deposit segment* One of the largest Corporate Banking units on the Island with a key focus on attracting and hiring experienced talent, as well as providing a more agile credit decision making process *Source: Commissioner of Financial Institutions of the Commonwealth of PR

Puerto Rico Corporate and Commercial Lending Commercial Banking for corporate and middle market customers is expected to continue as one of the growth drivers Puerto Rico market has been divided into five regions to better serve small and medium sized businesses: San Juan, Bayamon, Caguas and Ponce and Mayaguez Proximity allows for stronger relationships and customer knowledge Each region has sales/marketing and credit officers * As of March 31, 2008 CAGR Since 2004 19% CAGR Since 2004 8%

Puerto Rico Construction Lending Specializes in the interim construction financing of residential, industrial and commercial projects Currently financing approximately 37 projects across the island Due to economic environment, have implemented strict underwriting policies and extremely proactive portfolio management practices CAGR Since 2004 25% * As of March 31, 2008

Puerto Rico Mortgage Lending (FirstMortgage) Market historically dominated by Doral, and R&G, nevertheless recent developments experienced by these institutions have provided opportunities for market share growth as well as a more rational pricing environment Recent reduction in originations volume is the result of the contraction in the local housing market and tightened credit policies in the industry Increased focus on branch distribution network, as well as specialized units for realtors, mortgage bankers, developers and other specific customer groups Approximately 40% of originations are from branch locations Recent government incentives have provided opportunity for increased volumes during 2008 CAGR Since 2004 32% * As of March 31, 2008

Puerto Rico Auto Lending Highly competitive and specialized business Four major participants: BPPR, Reliable, FirstBank and BBVA Strong #2 position with 17% market share as of March 2008 Also offer leasing and rental services through First Leasing & Rental Business strategy integrates attractive commercial floor plan packages for the dealership to differentiate from other competitors As part of relationship development on-site loan officers are provided for approvals in 30 minutes or less The combined auto portfolio has declined 6.4% since 2006 in line with a 27% decrease in sales since 2005 in the auto industry and stricter credit policies Source: Commissioner of Financial Institutions of the Commonwealth of PR CAGR Since 2004 10% As of March 31, 2008

Puerto Rico Consumer Lending Offers unsecured loans, credit lines and marine financing Currently #3 in market share by successfully developing direct and indirect channels and focusing on 15 minute credit approval process Reductions in the portfolio are also due to adverse economic conditions and tightened credit policies Partnership with Bank of America (FIA Card Services) to provide FirstBank branded credit cards without credit risk Portfolio sold to FIA in 2003 - 2004 with a 10 year exclusivity rights Access to all of Bank of America credit card products (i.e. Preferred, Gold, Platinum and Quantum) Recently added 205,000 new accounts from CitiBank's credit card portfolio recently sold to Bank of America Source: Commissioner of Financial Institutions of the Commonwealth of PR CAGR Since 2004 2% As of March 31, 2008

Specializes in sub-prime unsecured personal lending Loans below $5,000, under Money Express Brand Loans over $5,000 under Prestamas Brand FirstBank currently has a 11% market share due to a limited market, focus is on capturing market share from competitors A total of 38 branches at end of March 31, 2008 and 5 in-branch Prestamas offices The portfolio has decreased since 2006 due to adverse economic conditions and stricter credit policies implemented during 2006. Puerto Rico Money Express Money Express Money Express Source: Commissioner of Financial Institutions of the Commonwealth of PR CAGR Since 2004 7.59% As of March 31, 2008

Puerto Rico Insurance Business FirstBank Insurance has experienced strong growth since inception Strategy is to leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches and selected auto dealers Recent efforts have focused on further developing the commercial insurance segment, particularly within the middle market CAGR Since 2004 8% As of March 31, 2008

Florida

Florida Operations First BanCorp initiated its expansion into the mainland market with a Commercial Loan Agency in Miami, Florida during 2004 With the acquisition of FirstBank Florida, First BanCorp entered into full banking services for consumers and small businesses As a result of the Florida Operations, First BanCorp had total loans of approximately $1.5 billion As of March 31, 2008

FirstBank Florida In March 2005, acquired Unibank, later renamed FirstBank Florida in an effort to expand Florida franchise beyond the Bank's Miami-based loan agency Total assets of $907 million in assets as and 11 locations in the Miami-Dade, Broward and Central Florida areas Strategy includes: Shift from operational focus to sales driven culture Emphasis on deposit product enhancement, electronic services Leveraging of the existing partnership with Bank of America for credit cards Broaden commercial lending franchise by targeting small to medium-sized businesses As of March 31, 2008

FirstBank Miami Agency Offers construction and commercial loans Agency managed by experienced and well known lenders in the Florida banking community Total outstandings reached $693 million and $126 million in undisbursed commitments, distributed among condo conversion, construction, commercial mortgages and pre-development land loans. Focus on affordable housing and condo conversion market ($150K to $200K) in the Miami Dade, Broward, Palm Beach, Tampa, Jacksonville and Orlando market areas As of March 31, 2008

Eastern Caribbean

FirstBank Eastern Caribbean Region

Eastern Caribbean Loans Operations include presence in St Thomas, St Croix, St John, Tortola and Virgin Gorda FirstBank acquired the USVI and BVI branches of Citibank (1999), JPMorgan Chase (2002), and Virgin Islands Community Bank in St. Croix (2008) FirstBank has become a market leader in these particularly affluent market estimates reflect #1 share in assets (37%), #1 share in originations (71%) and #2 share in deposits (38%)* Deposits increased to $1,014 million as of and loans reached $948 million as of March 31, 2008 Launched First Express, specializing in small scale sub-prime lending to complement product offering *Compilation of different industry sources As of March 31, 2008

Treasury/Liquidity

Investment Portfolio ($ in millions) Total Investment Portfolio $5,456 By Rating Distribution

* Effective maturity may differ due to embedded call options U.S. Government & Agency Portfolio by Final Maturity*

Funding Cost of Funds YTD 4.11% As of March 31, 2008

Weighted Average Time Left to Final Maturity* of the Callable & Fixed Brokered CD Portfolio Bullets Portfolio WAVG Life Left Callables 12/31/2002 2.54 9.2 12.06 12/31/2003 1.54 10.62 14.21 12/31/2004 1.38 11.91 13.5 12/31/2005 0.3 6.19 11.01 12/31/2006 0.37 6.82 10.32 12/31/2007 0.52 4.92 9.24 3/31/2008 0.67 4.81 9.28 * Effective maturity may differ due to call option

Liquidity Minimum internal requirement: 5% of Assets As of March 31, 2008 First Bank* ($000) % Basic Surplus** (w/out repo roll.) 1,324,414 7.71% Overall Surplus (with short repo roll.) 1,614,414 9.40% As of December 31, 2007 First Bank* ($000) % Basic Surplus** (w/out repo roll.) 895,841 5.10% Overall Surplus (with short repo roll.) 1,024,585 5.84% *: FirstBank Puerto Rico including FirstBank Overseas Corp **:Surplus: (liquid assets - short-term liabilities) + secured line of credit Additionally: Unsecured lines of credit available = $290,000,000

Investment Portfolio As of March 31, 2008

| 46 12/31/1997 3/31/1998 6/30/1998 9/30/1998 12/31/1998 3/31/1999 6/30/1999 9/30/1999 12/31/1999 3/30/2000 6/30/2000 9/30/2000 12/31/2000 3/30/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 -0.1215 -0.0654 -0.0891 -0.0897 -0.0996 -0.0889 -0.1044 -0.0929 -0.0968 -0.1002 -0.1089 -0.122 -0.0915 -0.0042 -0.0037 0.0056 -0.0237 -0.0011 0.0241 0.0445 0.077 0.0301 0.0301 0.0301 0.037 0.0186 -0.022 -0.0291 -0.0186 -0.0381 -0.099 -0.0944 -0.0981 -0.0895 -0.0369 -0.0707 -0.0651 -0.0655 0.01 -0.0186 -0.0252 Net Interest Income 1 Year Growth-Rates +200 Basis Points March 06 - March 08 are Cash flow basis; previously tax equivalent basis

| 47 12/31/1997 3/31/1998 6/30/1998 9/30/1998 12/31/1998 3/31/1999 6/30/1999 9/30/1999 12/31/1999 3/30/2000 6/30/2000 9/30/2000 12/31/2000 3/30/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 3/31/2006 6/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 0.0623 0.0572 0.0774 0.0087 0.0166 0.0078 0.0588 0.069 0.0696 0.0691 0.0774 0.0888 0.0629 -0.0069 0.0107 0.0104 0.0102 0.0066 -0.0018 -0.0166 -0.0023 -0.0499 -0.0905 -0.0812 0.0189 0.0099 -0.0035 0.0026 0.0581 -0.0162 0.0112 0.1026 0.1087 0.0599 0.0618 0.039 0.0994 0.0068 -0.0118 -0.0603 -0.0124 Net Interest Income 1 Year Growth-Rates -200 Basis Points March 06 - March 08 are Cash flow basis; previously tax equivalent basis

Asset Quality

Total Loans Decrease in total loans in 2006 is mainly a result of repayments of approximately $2.7 billion in secured commercial loans from Doral and R&G of which $2.4 billion represented the non-recurrent payment received in May 2006

Asset Quality Non performing residential mortgage loans have increased since 2006. Historically, the Corporation has experienced minimal losses in this portfolio. Current reserve levels for the mortgage portfolio are reviewed and validated by external consultants.

Lending & Credit Administration ($000's) Description As of 12/31/06 % As of 12/31/07 % As of 03/31/08 % Increase / Decrease vs 12/31/07 Increase / Decrease vs 12/31/06 Residential Mortgages $ 114,828 43% $ 209,077 48% $ 229,643 49% $ 20,566 $ 114,815 Commercial and Construction 82,713 31% 148,939 34% 145,819 31% (3,120) 63,106 Consumer Loans * 54,546 20% 55,034 13% 46,019 10% (9,015) (8,527) Total Non-accrual Loans 252,087 94% 413,050 94% 421,481 91% 8,431 169,394 Repossessed Assets 14,973 6% 26,270 6% 43,913 9% 17,643 28,940 Total Non-Performing Assets $ 267,060 100% $ 439,320 100% $ 465,394 100% $ 26,074 $ 198,334 Distribution of Non Performing Assets *Includes Finance Leases

Net Charge Off/Average Loans Ratio *Includes Finance Leases Loan Type 2002 2003 2004 2005 2006 2007 Q1 2008 Residential Real Estate Loans 0.09% 0.04% 0.02% 0.05% 0.04% 0.03% 0.16% Commercial & Construction loans 0.14% 0.17% 0.11% 0.10% 0.04% 0.23% 0.48% Consumer Loans * 3.15% 2.60% 2.25% 2.06% 2.90% 3.48% 3.20% Total loans 0.87% 0.66% 0.48% 0.39% 0.55% 0.79% 0.85%

Capital Position

Capital Position As of March 31st, 2008 First BanCorp FirstBank

Stock Performance

First BanCorp FBP Stock Performance vs. Peers 1st Quarter *Full service commercial bank peers in PR Source: Bloomberg *As of March 31, 2008

First BanCorp FBP Stock Performance vs. Peers 2008 YTD *Full service commercial bank peers in PR Source: Bloomberg *As of June 11, 2008

First BanCorp Market Price to Book Value Ratio

2008 and Beyond

Enterprise Focus 2008 and Beyond Asset Quality Potential Acquisitions Business Growth Process Efficiencies and Cost Reduction Service Quality Leadership

First BanCorp (NYSE: FBP) Investor Presentation June 12, 2008